SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): November 30, 2005

IBX Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

65-0810941
(Commission File Number)	(IRS Employer Identification No.)

2999 NE 191st Street, Penthouse 2

Aventura, Florida 33180

(Address of Principal Executive Offices)(Zip Code)

(305) 692-2073

(Registrant’s Telephone Number, Including Area Code)

350 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 30, 2005, Evan Brovenick resigned from his positions as President, Chief Executive Officer, and member of the Board of Directors of the Company; Alvin Brovenick. resigned from his positions as Chief Operating Officer and member of the Board of Directors of the Company; David Blechman resigned from his positions as Vice President, Treasurer, Chief Technology Officer, and member of the Board of Directors of the Company; and Mitchell Hershey resigned from his position as a member of the Board of Directors of the Company. Such resignations were in accordance with the terms of an Agreement and are not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practice. On November 30, 2005, Yoshiko Tomori Shale was appointed as the Company’s President, Chief Executive Officer, and Chief Financial Officer and to the Board of Directors of the Company to fill the vacancy left by the resigning directors.

Yoshiko Tomori Shale was appointed as the Company’s President, Chief Executive Officer, and Chief Financial Officer and to the Board of Directors of the Company on November 30, 2005. Ms. Shale has over thirty years of experience as an entrepreneur. In 1973, Ms. Shale was the co-founder and an officer Hub Cap Heaven, a successful automobile rental and parts business in Hollywood, Florida, which was sold in 1996. Ms. Shale owned and operated Personal Image Fitness Center in Hialeah, Florid from July 2005 through the beginning of 2006, and currently manages a personal multi-million dollar real estate portfolio in the State of Florida.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

NA

(b) Pro Forma Financial Information.

NA

(c) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IBX GROUP, INC.

By: /s/ YOSHIKO TOMORI SHALE
YOSHIKO TOMORI SHALE
Chief Executive Officer,
Chief Financial Officer, and
President

Dated: March 14, 2006